Exhibit 99.2

7315 Wisconsin Avenue, Suite 1100 West, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626

News Release

Pebblebrook Hotel Trust Comments on Institutional Shareholder Services’ Recommendation Against LaSalle Hotel Properties’ Proposed Transaction with Blackstone
ISS Recommends Voting AGAINST the LaSalle-Blackstone Transaction Using the GOLD Proxy Card

Bethesda, MD, August 24, 2018 - Pebblebrook Hotel Trust (NYSE: PEB) (“Pebblebrook”) today commented on the recommendation from proxy advisory firm Institutional Shareholder Services (“ISS”) to vote against the proposed transaction between LaSalle Hotel Properties (NYSE: LHO) (“LaSalle”) and affiliates of The Blackstone Group L.P. (NYSE: BX) (“Blackstone”), which is scheduled for a vote on September 6, 2018.
“We are pleased with the ISS recommendation that LaSalle shareholders vote AGAINST the proposed transaction with Blackstone using the GOLD proxy card,” said Jon E. Bortz, Chairman, President and Chief Executive Officer of Pebblebrook Hotel Trust. “We agree with ISS’s conclusion that ‘on a risk-adjusted basis, Blackstone’s current offer of $33.50 in cash does not appear to represent the best alternative for shareholders,’ and their recommendation that LaSalle shareholders vote AGAINST using the GOLD proxy card provides independent, third-party validation of our belief that Pebblebrook’s offer is superior,” said Bortz.
"The ISS recommendation, together with yesterday's Glass Lewis recommendation, represent the independent views of the two major shareholder advisory firms and support Pebblebrook's continuing belief that a combination of the two companies provides LaSalle shareholders with superior value," Bortz continued.
“As the owner of 9.8% of LaSalle’s outstanding common shares, Pebblebrook is aligned with a number of the points made by ISS in the report, including the following:

•
‘The consideration of the Blackstone deal is less than the current value of Pebblebrook’s competing bid, and less than the current value of LHO shares-a plain indication that the market sees greater value in alternatives other than the current Blackstone deal. In the case of an alternative combination with Pebblebrook, shareholders stand to benefit from a high degree of synergy potential-synergy potential which has inspired sufficient confidence to push LHO and PEB valuations up significantly in recent months.’

•
‘Rarely are shareholders afforded the opportunity to witness shares of a target company consistently trading at a sizable spread to an agreed cash deal. Rarer still is the instance of seeing a target trade at a positive spread when it has cut its dividend and subsequently deemed a financial acquirer’s offer as superior to its standalone case. Yet, LaSalle has traded precisely so, to the tune of over 120 million shares since the proposed deal was announced on May 21. In this regard it would seem that Blackstone’s proposed cash deal has set a value floor for LHO, rather than a ceiling.’

•
‘While the adage “cash is king” has many axiomatic applications, it is less relevant as reasoning to forego investments that add up as being superior on a risk/reward basis….For LHO shareholders, it would be much easier to crown cash as king, for instance, at a per-share cash amount somewhere between the current value of Pebblebrook’s competing bid ($36.49 as of Aug. 22) and Pebblebrook’s current cash election amount ($37.80), with the latter arguably representing a straightforward proxy for full valuation plus excised risk.’

•
‘It is surprising that none of Pebblebrook’s competing bids since May have led the [LaSalle] board to declare, at the very least, that these could lead to a superior offer, perhaps spurring an open bidding exchange between Blackstone and Pebblebrook. Some investors have taken this as a signal of possible intransigence and perhaps an indication of a different kind of downside risk-that the board would forego the opportunity to negotiate Pebblebrook’s latest offer. During engagement with ISS, LaSalle representatives stated they would eventually consider Pebblebrook's offer as part of a review of strategic opportunities in the event the Blackstone merger is terminated. Nonetheless, the company's public disclosure and engagement with certain investors seem to have raised concerns over a possible lack of receptiveness towards a deal with Pebblebrook, which is all the more puzzling given the fact that LHO and PEB management teams share such an extensive personal history.’

•
‘Though timing risk may be inherent in reaching a new deal, and execution risk would be inherent in achieving the projected synergies, the market seems to have settled on a valuation superior to the Blackstone offer, even while likely accounting for these risks. This seems reasonable given that 1) Pebblebrook has indicated its ability and commitment to move quickly on executing a deal, suggesting it stands ready to execute an agreement on the proposed terms and expects to close the deal within 90 days of execution, and 2) achieving only a fraction of the synergy value has the potential to support valuations above $33.50.’

Bortz concluded, “We encourage the LaSalle Board to act in their shareholders’ best interests by engaging with Pebblebrook immediately to reach an agreement on the basis of our superior August 21, 2018 offer that will maximize value for all LaSalle shareholders. We believe we can complete a Pebblebrook-LaSalle transaction within 75 to 90 days after agreeing with LaSalle, including receiving approvals from shareholders of each company within that timeframe. We intend to use the GOLD proxy card to vote our 10.8 million shares AGAINST the LaSalle-Blackstone take-under proposal, and we encourage all LaSalle shareholders to protect the value of their investment by doing the same.”
For additional information on Pebblebrook’s August 21, 2018 offer, including investor presentations, press releases, SEC filings and shareholder voting instructions to vote using the GOLD proxy card, visit the Investor Relations section of Pebblebrook’s website at investor.pebblebrookhotels.com, or by clicking here.
Raymond James and BofA Merrill Lynch are acting as financial advisors, Hunton Andrews Kurth LLP is acting as legal counsel and Okapi Partners LLC is serving as information agent to Pebblebrook in connection with the proposed transaction.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust is a publicly traded real estate investment trust (“REIT”) organized to opportunistically acquire and invest primarily in upper upscale, full-service hotels located in urban markets in major gateway cities. The Company owns 28 hotels, with a total of 6,973 guest rooms. The Company owns hotels located in 9 states and the District of Columbia, including: Los Angeles, California (Beverly Hills, Santa Monica and West Hollywood); San Diego, California; San Francisco, California; Washington, DC; Coral Gables, Florida; Naples, Florida; Buckhead, Georgia; Boston, Massachusetts; Minneapolis, Minnesota; Portland, Oregon; Philadelphia, Pennsylvania; Nashville, Tennessee; Columbia River Gorge, Washington; and Seattle, Washington. For more information, please visit us at www.pebblebrookhotels.com and follow us on Twitter at @PebblebrookPEB.

ADDITIONAL INFORMATION
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which Pebblebrook has made for a business combination transaction with LaSalle. In furtherance of this proposal and subject to future developments, Pebblebrook (and, if a negotiated transaction is agreed, LaSalle) may file one or more registration statements, proxy statements, tender or exchange offer statements, prospectuses or other documents with the SEC.  This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or another document Pebblebrook or LaSalle may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF PEBBLEBROOK AND LASALLE ARE URGED TO READ ANY SUCH PROXY STATEMENT, REGISTRATION STATEMENT, TENDER OR EXCHANGE OFFER STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Any definitive proxy statement or prospectus (if and when available) will be delivered to shareholders of LaSalle or Pebblebrook, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Pebblebrook through the website maintained by the SEC at http://www.sec.gov.

Pebblebrook or LaSalle and their respective trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018. You can find information about LaSalle’s executive officers and trustees in LaSalle’s definitive proxy statement filed with the SEC on March 22, 2018. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender or exchange offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

In connection with the proposed merger transaction between LaSalle and affiliates of Blackstone, which Pebblebrook opposes (the “Proposed BRE Merger”), LaSalle filed a definitive proxy statement with the SEC on July 30, 2018 (the “LaSalle Proxy Statement”). On July 30, 2018, Pebblebrook filed a definitive proxy statement with the SEC in opposition to that proposed merger transaction (the “Pebblebrook Proxy Statement”). This communication is not a substitute for the LaSalle Proxy Statement or the Pebblebrook Proxy Statement or for any other document that LaSalle or Pebblebrook have filed or may file with the SEC or send to LaSalle shareholders in connection with the Proposed BRE Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF LASALLE ARE URGED TO READ THE LASALLE PROXY STATEMENT, THE PEBBLEBROOK PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEBBLEBROOK, LASALLE, THE PROPOSED BRE MERGER AND RELATED MATTERS. Investors and security holders can obtain free copies of the LaSalle Proxy Statement, the Pebblebrook Proxy Statement and other documents filed by LaSalle or Pebblebrook with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by LaSalle with the SEC are also available free of charge on LaSalle’s website at www.lasallehotels.com, or by contacting LaSalle’s Investor Relations Department at (301) 941-1500. Copies of the documents filed by Pebblebrook with the SEC are also available free of charge on Pebblebrook’s website at www.pebblebrookhotels.com, or by contacting Pebblebrook’s Investor Relations at (240) 507-1330. LaSalle and its trustees and certain of its executive officers may be considered participants in the solicitation of proxies from LaSalle’s shareholders concerning the Proposed BRE Merger under the rules of the SEC. Information about the trustees and executive officers of LaSalle is set forth in LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, LaSalle’s proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018, and in subsequent documents filed by LaSalle with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the LaSalle Proxy Statement and may be included in other relevant materials to be filed with the SEC. Pebblebrook and its trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Proposed BRE Merger. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018. You may obtain free copies of this document as described above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements
This communication may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Pebblebrook’s offer to acquire LaSalle, its financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “upside,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in Pebblebrook’s most recent annual or quarterly report filed with the SEC and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in Pebblebrook’s and LaSalle’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements made in this communication are set forth in other reports or documents that Pebblebrook may file from time to time with the SEC, and include, but are not limited to: (i) the ultimate outcome of any possible transaction between Pebblebrook and LaSalle, including the possibilities that LaSalle will reject a transaction with Pebblebrook, (ii) the ultimate outcome and results of integrating the operations of Pebblebrook and LaSalle if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including the necessary shareholder approvals, and (iv) the risks and uncertainties detailed by LaSalle with respect to its business as described in its reports and documents filed with the SEC.  All forward-looking statements attributable to Pebblebrook or any person acting on Pebblebrook’s behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Pebblebrook undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

###

Contacts:

Jon E. Bortz, Chairman and Chief Executive Officer, Pebblebrook Hotel Trust - (240) 507-1300
Raymond D. Martz, Executive Vice President and Chief Financial Officer - (240) 507-1330
Liz Zale, Pam Greene or Stephen Pettibone, Sard Verbinnen & Co - (212) 687-8080
Pat McHugh or Jon Einsidler, Okapi Partners - (212) 297-0720 or (855) 305-0855

For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com